SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 31, 2003

Advanta Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-14120	23-1462070

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Welsh & McKean Roads,
P.O. Box 844, Spring House, Pennsylvania		19477

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code	(215) 657-4000

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES

Item 5. Other Events.

Effective October 2003, the regulatory understanding that Advanta Bank Corp. had reached with its regulators in October 2002 has been removed by Advanta Bank Corp.’s state and federal bank regulators. This action brings to a conclusion the previously disclosed agreements and understandings between Advanta Bank Corp. and its regulators since 2000. The removal of the regulatory understanding reflects our continued efforts and progress to enhance Advanta Bank Corp.’s practices, procedures and regulatory relationships.

This Current Report on Form 8-K contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ from those projected. Risks that may affect the Company’s future performance are detailed in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

None.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanta Corp.

(Registrant)

Date: October 31, 2003

	By:	/s/ Elizabeth H. Mai

Elizabeth H. Mai Senior Vice President, Secretary and General Counsel